                                                                 EXHIBIT 10.14

                                 April 14, 2003

Fleet National Bank
111 Westminster Street
Providence, RI 02903-0368

MicroFinancial Incorporated
10-M Commerce Way, Suite 101
Woburn, MA 01801
Attention: Peter R. Bleyleben, President

Re:      MicroFinancial Term Notes

Ladies and Gentlemen:

         1. Reference is hereby made to (i) those term notes of MicroFinancial, Inc. (the "Company") issued to (a) Peter R. Bleyleben, (b) Salomon Smith Barney Custodian FBO Brian E. Boyle IRA (676-65812) and (c) Torrence C. Harder, more fully described on Annex A hereto (collectively, the "Notes") and (ii) the Fourth Amended and Restated Credit Agreement (as amended, the "Credit Agreement"), made as of August 22, 2000, by and among Leasecomm Corporation, a Massachusetts corporation (the "Borrower"), Fleet National Bank, a national banking association ("Fleet"), the other financial institutions from time to time party thereto (together with Fleet, the "Lenders") and Fleet, as agent for the Lenders (the "Agent"). Each capitalized term used herein without definition and defined in the Notes shall have the same meaning herein as set forth in the Notes.

         2. Pursuant to that certain Fourth Amended and Restated Guaranty, dated as of August 22, 2000 (the "Guaranty"), the Company has guaranteed all of the Obligations (as defined in the Credit Agreement) of the Borrower under the Credit Agreement and other Loan Documents (as defined in the Credit Agreement) (the obligations of the Company under the Guaranty referred to herein as the "Guaranteed Obligations").

         3. In order to induce the Lenders to enter into the Second Amendment to the Credit Agreement, the Company and each of the undersigned holders of the Notes hereby confirms, acknowledges and agrees as follows:

                  (a) Notwithstanding anything to the contrary contained in the Notes, the maturity date of each of the Notes is hereby extended to February 1, 2005.

                  (b) The Note held by each holder as indicated on Annex A hereto has not been amended or modified since the date of the issuance thereof. Each holder of a Note will not consent to any amendment or modification of its Note, will not sell or transfer such Note and will not consent to or accept any prepayment, redemption or purchase of such Note by the Company, in each case, without the prior written consent of the Agent.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement of the date first written above.

                                        FLEET NATIONAL BANK, individually and as Agent

                                        By: /s/ Authorized Signatory
                                            --------------------------------
                                            Name:
                                            Title:


                                        Company:

                                        MICROFINANCIAL INCORPORATED


                                        By: /s/ Authorized Signatory
                                            --------------------------------
                                            Name:
                                            Title:

                                        Holders of the Notes:

                                        PETER R. BLEYLEBEN

                                        By: /s/ Peter R. Bleyleben
                                            --------------------------------
                                            Name: Peter R. Bleyleben
                                            Title: N/A

                                        SALOMON SMITH BARNEY CUSTODIAN FBO
                                        BRIAN E. BOYLE IRA (676-65812)

                                        By: /s/ Brian E. Boyle
                                            --------------------------------
                                            Name: BRIAN E. BOYLE
                                            Title:

                                        TORRENCE C. HARDER

                                        By: /s/ Torrence Harder
                                            --------------------------------
                                            Name: TORRENCE HARDER
                                            Title: DIRECTOR

                                     ANNEX A
                                      NOTES

---------------------------------------------------------------------------------------------------
              NOTEHOLDER                    TYPE OF DEBT          AMOUNT               DATE
---------------------------------------------------------------------------------------------------
Peter R. Bleyleben                           7.5% note           $100,000       11/6/02 - 11/6/04
---------------------------------------------------------------------------------------------------
Salomon Smith Barney Custodian FBO Brian
E. Boyle IRA (676-65812)                     7.5% note           $100,000       11/26/02 - 11/26/04
---------------------------------------------------------------------------------------------------
Torrence C. Harder                           7.5% note           $ 50,000       11/13/02 - 11/13/04
---------------------------------------------------------------------------------------------------